Short Duration Government Fund

Intermediate Duration Government Fund

Dated August 1, 2005

PROSPECTUS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Starts on Page
1 SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL RISK FACTORS OF THE FUNDS
Managers Short Duration Government and Managers Intermediate Duration Government Funds	1
Performance Summary	7
Fees and Expenses	10

2 ADDITIONAL INFORMATION ON INVESTMENT PRACTICES AND RISK FACTORS
Short Fund and Intermediate Fund	11
Summary of the Funds-Managers Trust II	22
Portfolio Management of the Funds	23

3 ABOUT YOUR INVESTMENT
Financial Highlights	24
ManagersChoice	28
Your Account	28
How To Purchase Shares	30
How To Sell Shares	32
How to Purchase & Sell Shares (ManagersChoice Program Only)	33
Investor Services	34
Other Operating Policies	35
Frequent Trading Policy	35
Account Statements	36
Dividends and Distributions	36
Certain Federal Income Tax Information	36

Founded in 1983, The Managers Funds Family of Funds offers individual and institutional investors the experience and discipline of some of the world’s most highly regarded investment professionals. This Prospectus describes two no-load mutual funds in the family that offer you a choice of investments to help fulfill your asset allocation needs.

KEY INFORMATION

This Prospectus contains information important for anyone interested in investing in Managers Short Duration Government Fund (the “Short Fund”) and Managers Intermediate Duration Government Fund (the “Intermediate Fund”), (each a “Fund” and collectively the “Funds”), each a series of Managers Trust II. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds.

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

MANAGERS SHORT DURATION GOVERNMENT FUND

Goal	Principal Strategies	Principal Risk Factors
High level of current income, consistent with low volatility of net asset value

Seeks to match the duration

(interest rate risk) of a portfolio of

six-month U.S. Treasury securities

on a constant maturity basis

Invests at least 80% of its assets in

U.S. Government or agency bonds

and synthetic instruments or

derivatives having similar

economic characteristics

Seeks to minimize credit risk by

investing in securities of the

highest credit quality

Employs hedging techniques

designed to reduce interest rate

risk of fixed-income securities

Credit Risk U.S. Government Securities Risk Interest Rate Risk Prepayment Risk Market Risk Derivatives Risk Basis Risk Leveraging Risk Liquidity Risk Management Risk

MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND

Goal	Principal Strategies	Principal Risk Factors
Total return in excess of the total return of the major market indices for mortgage-backed securities

Seeks to match the duration

(interest rate risk) of a portfolio of

mortgage-backed securities with

the same weighting as the major

market indices for mortgage-

backed securities

Invests at least 80% of its assets in

U.S. Government or agency bonds

and synthetic instruments or

derivatives having similar

economic characteristics

Seeks to minimize credit risk by

investing in securities of the

highest credit quality

Employs hedging techniques

designed to reduce interest rate

risk of fixed-income securities

Credit Risk U.S. Government Securities Risk Interest Rate Risk Prepayment Risk Market Risk Derivatives Risk Basis Risk Leveraging Risk Liquidity Risk Management Risk

Principal Investment Risks

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in a Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Short and Intermediate Funds as described below.

Credit Risk is the risk that an issuer of securities may be unable to pay principal and interest when due, or that the value of the security may suffer because investors believe the issuer is less able to pay.

U.S. Government Securities Risk Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Interest Rate Risk is the risk that market prices of a Fund’s fixed-income investments may decline due to an increase in market interest rates.

Prepayment Risk is the risk that principal will be repaid at a different rate than anticipated.

Market Risk is the risk that the market prices of securities held by a Fund may fall rapidly due to changing economic, political or market conditions, or due to the financial condition of the issuer.

Derivatives Risk is the risk that investments in derivatives, which are financial contracts whose value depends on, or are derived from, the value of an underlying asset, interest rate or index, will involve costs, the risk of mis-pricing or improper valuation and may result in losses or have the effect of accelerating the Short Fund’s or the Intermediate Fund’s recognition of gain.

Basis Risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged.

Leveraging Risk is the risk that the value of an investment in the Short Fund or the Intermediate Fund will be more volatile and all other risks will tend to be compounded when either Fund is borrowing money or otherwise leveraging its portfolio.

Liquidity Risk is the risk that a Fund may not be able to sell illiquid investments at the best prices at the time it planned on selling such illiquid investments.

Management Risk is the risk that poor security selection will cause a Fund to underperform other funds with similar objectives.

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in each Fund by showing the Fund’s year-by-year total returns and how annual performance has varied. Past performance of the Funds is not an indication of how the Funds will perform in the future. If Managers had not agreed to limit Fund expenses, returns would have been lower.

Annual Total Returns – Last Ten Calendar Years

SHORT FUND

Best Quarter: 2.50% (1st Quarter 2001)

Worst Quarter: 0.05% (2nd Quarter 2004)

(January 1, 2005 – June 30, 2005: 1.35%)

Annual Total Returns – Last Ten Calendar Years

INTERMEDIATE FUND

Best Quarter: 5.45% (1st Quarter 1995)

Worst Quarter: -1.35% (2nd Quarter 2004)

(January 1, 2005 – June 30, 2005: 1.66%)

Average Annual Total Returns (as of 12/31/04) (1)

The following table compares the performance of each of the Funds with that of a broadly based securities market index. The table assumes that the dividends and capital gains distributions have been reinvested for each Fund and its applicable index. Past performance of the Funds (before or after taxes) is not an indication of how the Funds will perform in the future.

	1 Year	5 Years	10 Years
Short Fund
(Inception Date: 3/31/92)
Return Before Taxes	2.04%	4.21%	4.86%
Return After Taxes on Distributions	1.06%	2.47%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares	1.32%	2.51%	2.89%
ML 6 Mo. US T-Bill Index (2)	1.22%	3.26%	4.39%

Intermediate Fund
(Inception Date: 3/31/92)
Return Before Taxes	3.95%	6.72%	7.12%
Return After Taxes on Distributions	2.63%	5.02%	4.77%
Return After Taxes on Distributions and Sale of Fund Shares	2.56%	4.71%	4.62%
Citigroup Mortgage Index (2)	4.81%	7.20%	7.57%

(1)	After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None

Annual Fund Operating Expenses (1)

(expenses that are deducted from Fund assets)

	Short Fund	Intermediate Fund
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	N/A	N/A
Other Expenses:
Interest Expense	0.16%	0.01%
Other Expenses	0.14%	0.16%

Total Other Expenses	0.30%	0.17%

Total Annual Fund Operating Expenses	1.00%	0.87%
Fee (Waiver) Recovery (1)	0.00%	0.02%

Net Annual Fund Operating Expenses	1.00%	0.89%

(1)	Managers Investment Group LLC (the “Adviser” or the “Investment Manager”) had contractually agreed through August 1, 2005 to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to 0.78% of average daily net assets for the Short Fund and 0.88% of average daily net assets for the Intermediate Fund, subject to later reimbursement by each Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed that Fund’s contractual expense limitation amount. The Intermediate Fund will continue to recoup any waived fees provided that the expense ratio of the Fund does not exceed 0.88%. The Short Fund will recoup waived fees only to the extent that the expense ratio of the Fund does not exceed 0.78%. See “Summary of the Funds.”

Example

This Example will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and each of the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Short Fund	$102	$318	$552	$1,225
Intermediate Fund	$91	$280	$484	$1,074

This Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

MANAGERS SHORT DURATION GOVERNMENT FUND

Investment Objectives

The Short Fund seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value. The Fund’s objective may be changed without shareholder approval. Fund shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Short Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis.

Duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. Each year of duration represents an approximate 1% change in price for a 1% change in interest rates. For example, if a bond fund has an average duration of three years, its price will fall approximately 3% when interest rates rise by one percentage point. Conversely, the bond fund’s price will rise approximately 3% when interest rates fall by one percentage point.

Under normal circumstances, the Short Fund will invest at least 80% of its assets in bonds (debt securities) issued by the U.S. Government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities. This policy may not be changed by the Short Fund without providing its shareholders 60 days’ notice. The Short Fund will seek to minimize credit risk by investing in securities of the highest credit quality. In addition, as a matter of fundamental policy, the Fund will limit purchases to securities from the following classes of assets: securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities; mortgage-backed securities rated AAA by Standard & Poor’s Corporation (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”); securities fully collateralized by assets in either of the above classes; assets that would qualify as liquidity items under federal regulations (which may changed from time to time) if held by a commercial bank or savings institution; and hedge instruments and stripped mortgage-backed securities, which may only be used for risk management purposes.

The Short Fund typically employs hedging techniques using instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of its fixed-income securities. The Short Fund may also engage in loans of portfolio securities to enhance income and return and may leverage by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives.

The Short Fund will not purchase a put or call option on U.S. Government securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Short Fund will engage in over-the-counter option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. The Short Fund will not sell options that are not covered.

For temporary defensive purposes, the Short Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund does this, it is not pursuing its investment objective. The Short Fund expects to engage in relatively frequent trading. Frequent trading may adversely affect the Fund’s performance by increasing transaction costs. Frequent trading may also cause the Fund to realize frequent taxable capital gains which must be distributed annually to shareholders. To the extent these gains are short-term capital gains, such gains are generally taxed at ordinary income tax rates.

MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND

Investment Objectives

The Intermediate Fund seeks to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities. The Fund’s objective may be changed without shareholder approval. Fund shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Intermediate Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Citigroup Mortgage Index and the Lehman Brothers Mortgage Index, each of which includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury notes, and typically will range between three and five years.

Duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. Each year of duration represents an approximate 1% change in price for a 1% change in interest rates. For example, if a bond fund has an average duration of three years, its price will fall approximately 3% when interest rates rise by one percentage point. Conversely, the bond fund’s price will rise approximately 3% when interest rates fall by one percentage point.

Under normal circumstances, the Intermediate Fund will invest at least 80% of its assets in bonds (debt securities) issued by the U.S. Government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities. This policy may not be changed by the Intermediate Fund without providing its shareholders 60 days’ notice. The Intermediate Fund will seek to minimize credit risk by investing in securities of the highest credit quality. In addition, as a matter of fundamental policy, the Fund will limit purchases to securities from the following classes of assets: securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities; mortgage-backed securities rated AAA by Standard & Poor’s Corporation (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”); securities fully collateralized by assets in either of the above classes; assets which would qualify as liquidity items under federal regulations (which may changed from time to time) if held by a commercial bank or savings institution; and hedge instruments and stripped mortgage-backed securities, which may only be used for risk management purposes.

The Intermediate Fund typically employs hedging techniques using instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of its fixed-income securities. The Intermediate Fund generally manages its fixed-income portfolio effective duration to a target of between three and five years. The Intermediate Fund may also engage in loans of portfolio securities to enhance income and return and may leverage by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives.

The Intermediate Fund will not purchase a put or call option on U.S. Government securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Intermediate Fund will engage in over-the-counter option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. The Intermediate Fund will not sell options that are not covered.

For temporary defensive purposes, the Intermediate Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund does this, it is not pursuing its investment objective. The Intermediate Fund expects to engage in relatively frequent trading. Frequent trading may adversely affect the Fund’s performance by increasing transaction costs. Frequent trading may also cause the Fund to realize frequent taxable capital gains which must be distributed annually to shareholders. To the extent these gains are short-term capital gains, such gains are generally taxed at ordinary income tax rates.

ADDITIONAL INFORMATION ON INVESTMENT PRACTICES AND RISK FACTORS

Investment Practices

Subject to the percentage limitations on investment to which each Fund is subject based on its investment objective, and unless stated otherwise, the Short Fund and the Intermediate Fund may invest in the following types of securities. The following types of securities are principal investments of each Fund. The Statement of Additional Information includes further information on these and other securities and financial instruments in which the Funds may invest.

Mortgage-Backed and Other Asset-Backed Securities

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term “mortgage-backed securities,” as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, including residuals, stripped mortgage-backed securities and other instruments. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables. These securities are described in detail below and in the Statement of Additional Information.

There are currently three basic types of mortgage-backed securities:

(i)	those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC;

(ii)	those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and

(iii)	those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a Government guarantee but usually having some form of private credit enhancement. Not all securities issued by the U.S. Government or its agencies are backed by the full faith and credit of the United States; some may be backed only by the assets of the particular instrumentality or the ability of the agency to borrow. The Funds may only invest in mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated AAA by S&P or Aaa by Moody’s. The Funds will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody’s. The Funds will not purchase privately-issued mortgage-backed securities or Collateralized Mortgage Backed Obligations (“CMOs”) collateralized by interests in whole mortgage loans (not guaranteed by GNMA, FNMA or FHLMC) if the securities of any one issuer would exceed 10% of either Fund’s assets at the time of purchase. The Funds will not purchase privately-issued mortgage-backed securities or CMOs collateralized by U.S. Government agency mortgage-backed securities if the securities of any one issuer would exceed 20% of either Fund’s assets at the time of purchase. Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully above under “Derivatives Risk” and in the Statement of Additional Information.

Adjustable Rate Securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. The Funds will only invest in adjustable rate securities backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.

Restricted Securities represent securities that can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Restricted securities deemed to be liquid under procedures established by the Funds’ Board of Trustees are not subject to the limitation on illiquid securities.

Securities Lending, Repurchase Agreements and Forward Commitments

The Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed in or prevented from recovering the collateral. The Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of total asset value (including such loans). The Funds will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees (“Qualified Institutions”). The Investment Manager will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees. The Funds may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with each Fund’s custodian. Subject to this requirement, each Fund may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

Reverse Repurchase Agreements, Dollar Roll Agreements and Borrowing

The Funds may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Funds may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions. The Statement of Additional Information contains a more detailed explanation of these practices. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund’s custodian in an amount equal to the Fund’s obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund’s total assets (including such loans) to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as “leverage.” Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund’s net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

Short Sales The Funds may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. While a short sale may act as an effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio’s total return. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.

Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid assets such that the amount deposited in the account plus any amount deposited with the broker as collateral will at least equal the current value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund’s gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund’s total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale “against the box”). Such transactions might accelerate the recognition of gain.

Risk Factors

The value of your investment in the Short Fund or the Intermediate Fund changes with the values of that Fund’s holdings. Many factors can affect those values. The following discussion provides more information on the principal risk factors for the Short Fund and the Intermediate Fund – the factors that are most likely to have a material effect on the Short Fund’s or the Intermediate Fund’s portfolio as a whole. Each Fund may be subject to other risks in addition to the risks described here. The risks of a Fund may change over time because the types of investments made by the Fund can change over time. The Statement of Additional Information also includes additional important information about the Short Fund and the Intermediate Fund, their investment practices and related risks.

Credit Risk An issuer of securities may be unable to pay principal and interest when due, or the value of the security may suffer because investors believe the issuer is less able to pay. While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs (discussed in the next section) are backed by the full faith and credit of the U.S. Government, other fixed-income securities in which the Funds may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations.

U.S. Government Securities The U.S. Government securities in which the Funds may invest include U.S. Treasury bills, notes, bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including, but not limited to, the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). (Other U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for Cooperatives, Farm Credit Banks, Tennessee Valley Authority, Federal Financing Bank, Small Business Administration, and Federal Agricultural Mortgage Corporation.) Mortgage-backed securities are explained more fully below.

Interest Rate and Maturity Risk The market prices of a Fund’s fixed income investments may decline due to an increase in market interest rates. Generally, the longer the maturity or duration of a fixed-income security, the more sensitive it is to changes in interest rates. The Short Fund seeks to match the duration of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis, and the Intermediate Fund seeks to match the duration of a portfolio that invests in mortgage-backed securities as weighted in the major market indices (typically ranging from three to five years).

Prepayment Risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on a security purchased to be less than expected. Mortgage-backed securities, which represent an interest in a pool of mortgages, present this risk, as do many asset backed securities. In general, when market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected, forcing a Fund to reinvest the proceeds at current yields, which are lower than those paid by the security that was paid off. When market interest rates increase, the market values of mortgage backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities on these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities. Asset-backed securities can present similar risks.

Market Risk The market price of securities held by a Fund may fall, sometimes rapidly or unpredictably, due to changing economic, political or market conditions, or due to the financial condition of the issuer. The value of a security may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Derivatives Risk The Funds may use derivatives, which are financial contracts or securities whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. Using derivatives, a Fund can increase or decrease its exposure to changing security prices and indices, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. Techniques involving derivatives include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into swap agreements. Any or all of these techniques may be used at one time. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund’s assets which may be subject to a hedge position. However, to the extent a Fund’s derivative position is illiquid that position is subject to the Fund’s 15% of net assets restriction on illiquid securities. (See “Liquidity Risk”). The use of derivatives involves costs and may result in losses. The use of options and futures strategies involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. In addition to other risks such as the credit risk of the counter-party, market risk, liquidity risk, and basis risk, derivatives involve the risk of mis-pricing or improper valuation. In addition, a Fund’s use of derivatives may also have the effect of accelerating a Fund’s recognition of gain.

Basis Risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged. Basis risk may occur in many ways. For example, a hedge transaction may rise in value by $100 in response to higher interest rates. At the same time, the security being hedged could decline in value by $102 in response to the same market factor - higher interest rates - and other factors unique to those assets including credit risks that might be reflected in the assets’ value. The hedge would therefore not fully cover the loss in value of the security caused by higher rates since a $2 differential would exist between the gain in value on the hedge and the assets’ loss in value. The $2 differential reflects basis risk. Basis risk can manifest itself in other ways; for example when a small change in interest rates occurs. In that context, both the hedge transaction and the hedged assets could decline in value, although by different amounts, following an interest rate change. This means that a Fund may not achieve, and may at times exceed, its targeted duration or the return of the market it tracks.

Leveraging Risk When the Short Fund or the Intermediate Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio holdings. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Management Risk Each Fund is subject to management risk because it is an actively managed investment portfolio. Management Risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The Funds’ subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. Each Fund is not a complete investment program and there is no guarantee that each Fund will reach its stated goals.

MANAGERS TRUST II

Managers Trust II (the “Trust”) is part of the Managers Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. Short Duration Government Fund and the Intermediate Duration Government Fund are two of the Funds currently available in the Managers Funds Family of Funds.

The Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 800 Connecticut Avenue, Norwalk, CT 06854, serves as investment manager to the Funds and is responsible for each Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings and investment strategies of the Funds’ Subadvisor and, when appropriate, evaluates any new asset managers for the fund family. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Funds. MDI receives no compensation from the Funds for its services as distributor. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

The Investment Manager selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund’s investment portfolio and monitors the asset managers’ performance, security holdings and investment strategies on an ongoing basis. The Investment Manager also researches any potential new asset managers for the Funds. The Trust and the Investment Manager have been granted an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Trust and the Investment Manager, with the approval of the Funds’ Board of Trustees, to change subadvisors without prior shareholder approval, but subject to notification within 90 days of any such changes. Smith Breeden Associates, Inc. (“Smith Breeden”), a registered investment adviser, acts as subadvisor to the Funds. Formerly, Smith Breeden was investment advisor to the Funds and has served as either investment advisor or subadvisor to the Funds since their inception in 1992. Smith Breeden is located at 100 Europa Drive, Suite 200, Chapel Hill, NC 27517. Smith Breeden is a money management and consulting firm involved in (1) money management for separate accounts such as pensions and endowments, (2) financial institution consulting and investment advice, and (3) equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of March 31, 2005, Smith Breeden advised or managed assets totaling approximately $22.9 billion.

PORTFOLIO MANAGEMENT OF THE FUNDS

Daniel C. Dektar is a Senior Vice President and Director of, and a portfolio manager for, Smith Breeden, and has acted in those capacities since 1986. Mr. Dektar serves as the portfolio manager responsible for the day-to-day operations of the Short Fund, and he has served in this capacity since the inception of the Short Fund in 1992. Daniel R. Adler and Mr. Dektar serve as the portfolio managers responsible for the day-to-day operations of the Intermediate Fund. Mr. Adler is a Vice President of, and a senior portfolio manager for, Smith Breeden and has acted in those capacities since 1993. Mr. Adler has been a portfolio manager for the Intermediate Fund since March 2003, and Mr. Dektar has been a portfolio manager for the Intermediate Fund since its inception in 1992. Mr. Dektar serves as the primary portfolio manager for the Intermediate Fund. The Short Fund and the Intermediate Fund each pay an annual management fee to the Investment Manager equal to 0.70% of average daily net assets. The Investment Manager, in turn, pays a portion of this fee to Smith Breeden.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

Short Duration Government Fund - Financial Highlights

For a share outstanding throughout each fiscal year

	Fiscal Year ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$9.69	$9.74	$9.72	$9.71	$9.64

Income from Investment Operations:
Net investment income	0.27	0.25	0.30	0.54	0.74
Net realized and unrealized gain (loss) on investments	(0.02)	(0.06)	0.06	0.01	(0.06)

Total from investment operations	0.25	0.19	0.36	0.55	0.68

Less Distributions to Shareholders from:
Net investment income	(0.28)	(0.24)	(0.32)	(0.54)	(0.61)
Return of capital	—	—	(0.02)	—	—

Total distributions to shareholders	(0.28)	(0.24)	(0.34)	(0.54)	(0.61)

Net Asset Value, End of Year	$9.66	$9.69	$9.74	$9.72	$9.71

Total Return (a)	2.62%	2.00%	3.76%	6.06%	7.35%

Ratio of net operating expenses to average net assets (b)	0.78%	0.78%	0.78%	0.78%	0.78%

Ratio of total expenses to average net assets (c)	0.84%	0.92%	0.91%	1.11%	1.04%

Ratio of net investment income to average net assets (b)	2.90%	2.59%	2.74%	5.71%	6.24%

Portfolio turnover	341%	349%	418%	683%	866%

Net assets at end of year (000's omitted)	$237,900	$198,726	$160,710	$30,470	$26,263

(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.
(b)	After expense offsets excluding interest expense.
(c)	Excludes interest expense for the fiscal years ended March 31, 2005, 2004, 2003, 2002 and 2001 of 0.16%, 0.03%, 0.01%, 0.28% and 1.14%, respectively.

Intermediate Duration Government Fund - Financial Highlights

For a share outstanding throughout each fiscal year

	Fiscal Year ended March 31,
	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$10.74		$10.61		$10.16		$9.94	$9.37

Income from Investment Operations:
Net investment income	0.26		0.23		0.40		0.41	0.61
Net realized and unrealized gain (loss) on investments	(0.06)		0.20		0.45		0.26	0.49

Total from investment operations	0.20		0.43		0.85		0.67	1.10

Less Distributions to Shareholders from:
Net investment income	(0.26)		(0.23)		(0.40)		(0.45)	(0.53)
Net realized gain on investments	(0.15)		(0.07)		—		—	—

Total distributions to shareholders	(0.41)		(0.30)		(0.40)		(0.45)	(0.53)

Net Asset Value, End of Year	$10.53		$10.74		$10.61		$10.16	$9.94

Total Return (a)	1.78%		4.07%		8.48%		6.78%	12.17%

Ratio of net operating expenses to average net assets (b)	0.88%		0.88%		0.88%		0.88%	0.88%

Ratio of total expenses to average net assets	0.88	%(c)	0.93	%(c)	1.00	%(c)	1.09%	1.06	%(c)

Ratio of net investment income to average net assets (b)	2.45	%(d)	2.09%		3.75%		3.76%	5.85%

Portfolio turnover	851%		667%		578%		1,106%	690%

Net assets at end of year (000's omitted)	$186,026		$123,826		$71,342		$26,892	$24,077

(a)	Total returns and net investment income would have been lower had certain expenses not not been reduced.
(b)	After expense offsets.
(c)	Excludes interest expense for the fiscal years ended March 31, 2005, 2004, 2003 and 2001 of 0.01%, 0.03%, 0.03% and 0.01%, respectively.
(d)	Includes the impact of expense recoupment and non-reimburseable expenses such as interest and taxes.

MANAGERSCHOICE®

ManagersChoice® Program

ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in the Managers Funds Family of Funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds. The price at which you purchase and redeem your shares is equal to the net asset value (NAV) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into special arrangements with the Funds will also receive that day’s offering price, provided the orders the processing organization transmits to the Funds were accepted by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into special arrangements with the Funds will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Funds were received by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Fair Value Policy

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. Each Fund will use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Funds’ fair value procedures.

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. Dollars. “Starter” checks are not accepted for the initial investment in the Funds or for any additional investments.

The following table provides the minimum initial and additional investments in any Fund by direct investment or in the aggregate through ManagersChoice:

	Direct Investment		ManagersChoice
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular accounts	$2,000	$100	$50,000	$500
Traditional IRA	1,000	100	50,000	500
Roth IRA	1,000	100	50,000	500
Education Savings Acct.	1,000	100	N/A	N/A
SEP IRA	1,000	100	50,000	500
SIMPLE IRA	1,000	100	50,000	500

Either Fund or the Distributor may, in its discretion, waive the minimum initial and additional investment amounts at any time.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses. (Also known as a Coverdell Education Savings Account.)

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee’s account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

If you invest through a third party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different from those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms that limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds once you have established an account with Managers Trust II (the “Trust”) of which each Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

By Mail

•	To open your account, complete and sign the account application and make your check payable to Managers. Mail the check and account application to:

Managers

c/o PFPC, Inc.

P.O. Box 9769

Providence, RI 02940-9769

•	To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and the investment stub or written instructions to the above address. Please include your account number and Fund name on your check.

By Telephone

•	After establishing this option on your account, call the Fund at (800) 548-4539. The minimum additional investment is $100.

By Wire

•	Please call and notify the Fund at (800) 548-4539. Then instruct your bank to wire the money to PNC Bank, NA, Philadelphia, PA; ABA #031000053; FFC To: 8614972935 Managers Funds, Attn: Control Dept., FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

By Internet

•	If your account has already been established, see our website at http://www.managersinvest.com. The minimum additional investment is $100.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds’ Transfer Agent receives your order in proper form. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

By Mail: Write a letter containing:

•	the name of the Fund(s)

•	dollar amount or number of shares to be redeemed

•	your name

•	your account number(s)

•	signature(s) of all account owners

and mail the written instructions to Managers, c/o PFPC, Inc., P.O. Box 9769, Providence, RI 02940-9769.

By Telephone

•	After establishing this option on your account, call the Fund at (800) 548-4539.

•	Telephone redemptions are available only for redemptions which are below $50,000.

By Internet

•	See our website at http://www.managersinvest.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $50,000 and over require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Only STAMP2000 Medallion imprints will be accepted. A Guarantor Institution is a financial institution, which guarantees a signature. The financial institution may be a bank, broker-dealer, credit union, national securities exchange, savings association or other type of financial institution.

Telephone redemptions are available only for redemptions which are below $50,000.

HOW TO PURCHASE SHARES (ManagersChoice Program Only)

By Mail: To open your account, complete and sign the account application and make your check payable to Managers. Mail the check and account application to:

Managers

c/o PFPC Brokerage Services, Inc.

P.O. Box 9847

Providence, RI 02940-8047

To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address.

By Telephone: After establishing this option on your account, call a client service representative at (800) 358-7668. The minimum additional investment is $500.

By Wire: Call the Fund at (800) 358-7668. Instruct your bank to wire the money to PNC Bank; ABA #031-000053; DDA #86-1559-7313; Managers (FBO client name and account #). Please be aware that your bank may charge you a fee for this service.

By Internet: Not available.

HOW TO SELL SHARES (ManagersChoice Program Only)

By Mail: Write a letter of instruction containing:

•	the name of the portfolio

•	dollar amount or number of shares to be redeemed

•	your name

•	your account number(s)

•	signature(s) of all account owners

and send the written instructions to Managers, c/o PFPC Brokerage Services, Inc., P.O. Box 9847, Providence, RI 02940-8047

By Telephone: After establishing this option on your account, call a client service representative at (800) 358-7668. Telephone redemptions are available only for redemptions which are below $50,000 per Fund or $100,000 per Portfolio.

By Internet: Not available.

INVESTOR SERVICES

Automatic Reinvestment Plan. Allows your dividends and capital gain distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

Automatic Investments. Allow you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic Redemptions. Allow you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts. Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege. Allows you to exchange your shares of the Funds for shares of other funds in the Managers Funds Family of Funds. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund into which you wish to exchange. When you purchase a fund’s shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Systematic Purchase Plan. Allows you to make automatic monthly deposits of $500 or more per ManagersChoice Account directly from a designated bank account.

ManagersChoice Statement Fee. An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of the Investment Manager.

Systematic Withdrawal Plan. Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account into a ManagersChoice account.

To reduce the volume of mail you receive, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at (800) 548-4539, or write to us at Managers, 800 Connecticut Avenue, Norwalk, CT 06854 to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home

OTHER OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor.

You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

•	redeem an account if the value of the account falls below $500 due to redemptions upon 60 days’ prior notice and the opportunity to reestablish the account balance;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed account application;

•	refuse an exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Exchange Privilege upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Funds’ portfolios and may increase Fund expenses and negatively impact each Fund’s performance. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Funds Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Funds’ transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Funds reserve the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Funds and their shareholders. Transactions accepted by a financial intermediary in violation of the Funds’ frequent trading policies are not deemed accepted by the Funds and may be rejected by the Funds on the next business day following receipt by the financial intermediary.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, although the Funds seek to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds’ ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Funds are normally declared and paid monthly. Capital gain distributions, if any, are normally declared and paid in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

CERTAIN FEDERAL INCOME TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in either Fund under the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations thereunder, administrative rules and court decisions that are in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, broker dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investments in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends are taxable as ordinary income. However, the provisions of the Code that apply long-term capital gain rates to dividend income are set to expire for taxable years beginning after December 31, 2008. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax. Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not on the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct;

•	fail to certify that they are exempt from withholding.

In addition, the Funds must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Funds that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Funds that the shareholder has failed to properly report certain interest and dividend income.

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

4 Hanson Place, 7th Floor

Brooklyn, New York 11217

Legal Counsel

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940-9769

(800) 548-4539

For ManagersChoice Only

The Managers Funds

PFPC, Inc. c/o Wrap Services

P.O. Box 9847

Providence, Rhode Island 02940

(800) 358-7668

FOR MORE INFORMATION

Additional information about each Fund and its investments is available in the Funds’ Statement of Additional Information and the Semi-Annual and Annual Reports for the Funds, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone: 1-800-835-3879

By Mail: Managers

800 Connecticut Avenue

Norwalk, CT 06854

On the Internet: Electronic copies are available on our website at http://www.managersinvest.com.

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. Information about theFunds including their current Statement of Additional Information and Annual and Semi-Annual Reports is on file with the Securities and Exchange Commission. The Funds’ Statement of Additional Information is incorporated herein by reference (is legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC’s website at http:// www.sec.gov, and copies may be obtained, upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER: 811-06431

MANAGERS TRUST II

MANAGERS SHORT DURATION GOVERNMENT FUND

MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2005

You can obtain a free copy of the Prospectus of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (each a “Fund” and collectively, the “Funds”) dated August 1, 2005 by calling Managers Investment Group LLC at (800) 835-3879 or visiting our website at www.managersinvest.com. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Fund’s Prospectus.

The Financial Statements of the Funds, including the Report of Independent Registered Public Accounting Firm, for the fiscal year ended March 31, 2005 included in the Funds’ Annual Report for the fiscal year ended March 31, 2005 are incorporated into this Statement of Additional Information by reference (meaning such documents are legally a part of this Statement of Additional Information). The Annual Report is available without charge by calling Managers Investment Group LLC at (800) 835-3879 or visiting our website at www.managersinvest.com.

GENERAL INFORMATION

This Statement of Additional Information relates to Managers Short Duration Government Fund (the “Short Fund”) and Managers Intermediate Duration Government Fund (the “Intermediate Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of Managers Trust II (the “Trust”), a Massachusetts business trust and part of the Managers Funds Family of Funds. The Trust was organized on October 3, 1991.

This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund’s investment objectives and policies. It should be read in conjunction with the Funds’ current Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, CT 06854.

Managers Investment Group LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. See “Management of the Funds.”

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

Investment Techniques and Associates Risks

The following are descriptions of types of securities that may be purchased and investment techniques that may be employed by the Short Fund and the Intermediate Fund.

(1) Repurchase Agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the present intention of the Funds to enter into repurchase agreements only with commercial banks and registered broker-dealers, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase. The Investment Manager and Smith Breeden Associates, Inc., each Fund’s subadvisor (referred to in this discussion as the “Subadvisor”) will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale (including accrued interest) are less than the resale price provided in the agreement (including interest). In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

(2) Forward Commitments. Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments,” “when issued” and “delayed delivery” securities) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in a loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Investment Manager and the Subadvisor deem it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

(3) Securities Lending. Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to each Fund’s investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income and will bear the risk of any loss on such investments.

(4) Borrowing. Each Fund may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of the Fund’s total assets (computed at the time the loan is made) in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, the Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

(5) Reverse Repurchase Agreements and Dollar Roll Agreements. Each Fund may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund.

(6) Synthetic Derivative Securities. Synthetic derivative securities are synthetic securities created out of other securities or derivatives. The most common of these is a collateralized mortgage obligation which is described more fully below. They also include custodial receipts which are collections of existing securities structured to emulate the cash flows of a third. For example, in one form of custodial receipt, a pool of specified securities, representing a particular market sector, will be sold into a trust. The trust will serve as a pass-through vehicle, packaging the securities and passing on the cash flows of the securities in the form of monthly distributions to the investors in the trust. The investors are thereby enabled an opportunity to capture a return similar to that of the market sector represented by the securities held in the trust.

(7) Collateralized Mortgage Obligations (“CMOs”). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by the Funds would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Another type of CMO is a real estate mortgage investment conduit (“REMIC”) which qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer (“Residuals”). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer’s debt obligations represented by all other outstanding classes or series of the CMOs. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based. As a non-fundamental policy (meaning it can be changed without the vote of the shareholders), the Short Fund and the Intermediate Fund will not invest in Residuals.

In reliance on an interpretation by the Securities and Exchange Commission (“SEC”), the Funds’ investments in certain qualifying CMOs and REMICs are not subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), on acquiring interests in other investment companies. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of each Fund’s investment policies and limitations.

(8) Stripped Securities (“STRIPS”). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or IO” class), while the other class will receive all of the principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund’s yield to maturity to the extent it invests in IOs.

Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively. These risks (and potential benefits) will be managed by investing in a variety of such securities and by using certain hedging techniques, as described in “Derivatives Risk” in the Prospectus. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

The Funds expect that interest-only STRIPS will be purchased for their hedging characteristics. Because of their structure, interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently in relation to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund’s net asset value from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund’s overall performance may be less than if the Fund had not purchased the STRIPS. STRIPS will not constitute more than 5% of a Fund’s net assets.

The determination of whether certain IO and PO STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the Securities and Exchange Commission. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund’s net assets.

In addition to STRIPS issued by the U.S. Government, its agencies or instrumentalities, the Funds may purchase STRIPS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, the Short Fund and the Intermediate Fund will purchase only STRIPS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under no circumstances will the Short Fund or the Intermediate Fund purchase STRIPS if such purchase would cause STRIPS to exceed 5% of the assets of the Fund.

(9) Zero Coupon Securities. “Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute income from zero coupon securities on a current basis, even though it does not receive the income currently. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

(10) Hedging and Other Strategies Using Derivative Contracts.

Futures Contracts and Related Options. As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price or, in “cash settlement” futures contracts, to pay to (or receive from) the seller in cash any difference between the original price in the futures contract and the market price of the instrument on the specified date. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in “cash settlement” futures contracts, to pay to (or receive from) the buyer in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date. The potential losses from investment in futures contracts are unlimited. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put).

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client, but rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Funds may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash, U.S. Government securities or other liquid high-grade debt securities, called “variation margin,” in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, Eurodollar instruments, U.S. Treasury Notes and GNMA Certificates.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Funds have insufficient cash, it may be disadvantageous to do so. In addition, the Funds may be required to take or make delivery of the instruments underlying interest rate futures contracts they hold at a time when it is disadvantageous to do so. An inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options, a Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund’s position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of a Fund to hedge successfully will depend on the Subadvisor’s ability to forecast pertinent market movements, which cannot be assured.

At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the relationship the Subadvisor expects to exist between the volatility of the prices of such securities and the volatility of the futures contracts. If the actual price movements of the securities and futures are inconsistent with the Subadvisor’s expectations, the hedge may not be effective.

A Fund will not maintain open short positions in interest rate futures contracts if in the aggregate the value of the open positions (marked to market) exceeds the current market value of its fixed-income securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

In accordance with regulations established by the Commodity Futures Trading Commission, each Fund’s aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes will not exceed 5% of the Fund’s net assets, after taking into account unrealized profits and losses on such contracts. In addition to margin deposits, when a Fund purchases the future contract, it is required to maintain at all times cash or other liquid securities in a segregated account with its custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. Each Fund’s ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See “Certain Tax Matters” in this Statement of Additional Information.

Finally, the daily deposit requirements in futures contracts create a greater ongoing potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions may reduce net asset value. Income earned by a Fund from its hedging activities generally will be treated as capital gains.

Swaps, Caps, Floors and Collars. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their nature, swap agreements may increase or decrease exposure to interest rates, mortgage securities, or other factors such as stock or bond indices. The Funds will enter into swaps only on a net basis, i.e., where the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments under a swap contract may be made at the conclusion of the contract or periodically during its term.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount, but gives up the benefits of an interest rate decline below the minimum amount.

There can be no assurance that a Fund will be able to enter into swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that the Funds will be able to terminate a swap or sell or offset caps, floors or collars notwithstanding any terms in the agreements providing for such termination.

The Funds will not treat swaps, caps, floors and collars as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act.

If there is default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no assurance that swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to swaps, caps, floors or collars.

The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although each Fund will still treat these instruments as illiquid investments subject to its 15% of net asset limitation on illiquid securities.

Each Fund will not write any caps, floors and collars, and will not enter into any swap, cap, floor or collar transaction unless the unsecured commercial paper, unsecured senior debt or the claims paying ability of the other party is rated either AA or A- I or better by S&P or Aa or P- I or better by Moody’s at the time of entering into such transaction.

Options. A put option gives the purchaser of the option the right to sell and the writer the obligation, if the purchaser exercises his right, to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer the obligation, if the purchaser exercises his right, to sell the underlying security at the exercise price during the option period. Listed options are issued by the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.

The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying interest does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying interest directly without purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option, such a potential purchaser might have less of a loss. An option purchaser does not have the choice of “waiting out” an unexpected decrease or increase in the underlying instrument’s price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable the market price of the underlying interest must exceed or, as applicable, be below the exercise price by more than the sum of the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

A Fund’s ability to close out its position as a purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities are generally treated as illiquid. The Funds will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York. The Investment Manager and the Subadvisors monitor the creditworthiness of dealers with whom a Fund enters into OTC options transactions under the general supervision of the Fund’s Trustees.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of each Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each of the Short Fund and the Intermediate Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that a Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a “when issued” or “delayed delivery” basis, the purchase and sale of futures contracts, the entry into reverse repurchase agreements and dollar roll transactions, short sales, interest rate swaps, mortgage swaps, over-the-counter options, and collateral arrangements with respect thereto are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Fund to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3.	Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) with respect to 75% of its total assets more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

4.	Purchase the securities of any issuer which would result in the Fund’s owning more than 10% of any class of the outstanding voting securities of such issuer.

5.	Purchase any security, other than mortgage-backed securities, or obligations of the U.S. Government, its agencies or instrumentalities, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation; except for investments in regulated investment companies with the same objective.

6.	Acquire, lease or hold real estate. (Does not preclude investments in securities collateralized by real estate or interests therein.)

7.	Purchase or sell commodities or commodity contracts except for hedging purposes.

8.	Invest in interests in oil, gas or other mineral exploration or development program.

9.	Invest in companies for the purpose of exercising control or management.

10.	Purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

11.	Make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s respective total assets (including such loans).

12.	Purchase securities on margin (though the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

13.	Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales “against-the box” are not subject to this limitation.

If any percentage restriction described above for the Funds is adhered to at the time of investment or other transaction, a subsequent increase or decrease in the percentage resulting from a change in the value of each Fund’s assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (3) above, the term “industry” shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (“SEC”).

Portfolio Turnover

Generally, the Funds purchase securities for investment purposes and not for short term trading profits. However, the Funds may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with each Fund’s respective investment objective. A higher degree of portfolio activity may increase brokerage costs to the Funds.

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short term investments such as commercial paper, short term U.S. Government securities and variable rate securities (those securities with intervals of less than one year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years, the portfolio turnover rates for each Fund were as follows:

Fund	2005	2004
Short Fund	341%	349%
Intermediate Fund	851%	667%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Funds will disclose their portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Fund that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Fund will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of Fund shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information to the following third parties in the normal course of their performance of services to the Fund: the Subadvisor(s); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Funds (Goodwin Procter LLP) or counsel to the Funds’ independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds may provide non-public portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Funds may disclose month-end portfolio holdings information to each of Lipper and Morningstar generally between approximately 1 and 15 days following the end of each month. The Funds disclose current portfolio holdings information to FT Interactive on a daily basis on connection with fair valuation services.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of Fund portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

Other Policies

There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of a Fund may be retained in cash, including cash equivalents which are U.S. Treasury bills, short-term bank obligations such as certificates of deposit, bankers’ acceptances and repurchase agreements. However, it is intended that only so much of the underlying assets of a Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. As noted in the Prospectus, a Fund may invest up to 15% of its respective total net assets in illiquid securities.

TRUSTEES AND OFFICERS

Trustees and Officers of the Trust

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and each Fund.

The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed for cause by the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

Independent Trustees. The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”):

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	36	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present)	36	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner, Hepburn Willcox, Hamilton & Putnam (1977-Present)	36	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	36	Trustee of Professionally Managed Portfolios (20 portfolios); Director, Sustainable Growth Advisors, LP

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999)	36	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	President and Chief Executive Officer, Alternative Investment Analytics, LLC (2001-Present); Director of Research, Lyra/Starview Capital LLC (2004-Present); Director, CISDM at the University of Massachusetts (1994-Present); Professor of Finance, University of Massachusetts (1985-Present)	36	None

*	The fund complex consists of Managers Trust II, The Managers Funds, Managers AMG Funds and Managers Trust I.

Interested Trustees. The Trustees in the following table are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
William J. Nutt DOB: 3/30/45	Trustee since 2005	Managing Partner, Managers Investment Group, LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers AMG Funds (1999-Present); President, Managers Trust I (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993)	36	None

Peter M. Lebovitz DOB: 1/18/55	Trustee since 2002; President since 1999	Managing Partner, Managers Investment Group LLC (2005-Present); President, The Managers Funds, Managers AMG Funds, Managers Trust II (2002-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993)	36	None

*	The fund complex consists of Managers Trust II, The Managers Funds, Managers AMG Funds and Managers Trust I.

Officers

NAME AND DATE OF BIRTH	POSITION HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Bruce M. Aronow DOB: 5/31/65	Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998)

Donald S. Rumery DOB: 5/29/58	Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004); Secretary, The Managers Funds (1997-2004)

Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Trustee Share Ownership

	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2004	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2004
Independent Trustees:
Jack W. Aber	$50,001 to $100,000	Over $100,000
William E. Chapman, II	$1 to $10,000	Over $100,000
Edward J. Kaier	$10,001 to $50,000	Over $100,000
Steven J. Paggioli	$10,001 to $50,000	Over $100,000
Eric Rakowski	None	$10,001 to $50,000
Thomas R. Schneeweis	None	$50,001 to $100,000

Interested Trustees:
John Kingston, III**	Over $100,000	Over $100,000
William J. Nutt	None	None
Peter M. Lebovitz	None	Over $100,000

*	The Family of Investment Companies consists of Managers Trust II, The Managers Funds, Managers AMG Funds and Managers Trust I.

**	Mr. Kingston retired from the Board of Trustees after the May, 2005 Board of Trustees’ meeting.

Audit Committee

The Board of Trustees has an Audit Committee consisting of the Independent Trustees. Under the terms of its charter, the Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors’ review of the Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Funds, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors’ status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Funds Family of Funds for the fiscal year ended March 31, 2005, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation From the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$4,726	$54,000
William E. Chapman, II	$5,190	$59,000
Edward J. Kaier	$4,726	$54,000
Steven J. Paggioli	$4,726	$54,000
Eric Rakowski	$4,726	$54,000
Thomas R. Schneeweis	$4,726	$54,000

Interested Trustees:
John Kingston, III*	None	None
William J. Nutt	None	None
Peter M. Lebovitz	None	None

(a)	Compensation is calculated for the Fund’s fiscal year ended March 31, 2005. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ending March 31, 2005 for services as a Trustee of Managers Trust II, Managers AMG Funds, The Managers Funds and Managers Trust I.

*	Mr. Kingston retired from the Board of Trustees after the May, 2005 Board of Trustees’ meeting.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of July 28, 2005, to the knowledge of the Trust, no shareholder “controlled” (within the meaning of the 1940 Act) either of the Funds.

Principal Holders

As of July 28, 2005, the following entities owned of record more than 5% of the outstanding shares of a Fund. Each of the following entities is an omnibus processing organization holding Fund shares on behalf of its customers.

Short Fund	Percentage
Charles Schwab & Co. Inc.	41%
101 Montgomery Street, San Francisco, CA 94104

National Financial Services Corp.	29%
200 Liberty Street, New York, NY 10008

Intermediate Fund	Percentage
Charles Schwab & Co. Inc.	65%
101 Montgomery Street, San Francisco, CA 94104

National Financial Services Corp.	10%
200 Liberty Street, New York, NY 10008

The Trust did not know of any person who, as of July 28, 2005, beneficially owned 5% or more of the outstanding shares of either Fund.

Management Ownership

As of July 28, 2005, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of either of the Funds.

MANAGEMENT OF THE FUNDS

Investment Manager

The Trustees provide broad supervision of the operations and affairs of the Trust and the Funds. Managers Investment Group LLC (the “Investment Manager” or “Managers”) serves as investment manager to the Funds. Managers Investment Group LLC is an indirect subsidiary of AMG, and a Subsidiary of AMG serves as the Managing Member of the LLC. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers, serves as distributor of the Funds.

Subadvisors

The assets of the Funds are managed by the Subadvisors. The Investment Manager serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager has entered into an advisory areement with each Subadvisor known as a “Subadvisory Agreement.”

A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC. The Funds’ Subadvisor does not have any affiliated broker dealers and does not expect to receive any brokerage commissions, or mark-ups, in connection with any transaction.

Short Fund and Intermediate Funds. The Subadvisor for Short Fund and Intermediate Fund is Smith Breeden Associates, Inc. (“Smith Breeden” or the “Subadvisor”). Smith Breeden Associates, Inc. was founded in 1982, registering with the SEC as an investment adviser in September of that year. Smith Breeden currently manages assets for, among others, corporate and public pension plans, endowments, foundations, other institutional investors, and mutual funds. Smith Breeden specializes in relative value strategies in fixed-income and enhanced index strategies (including those tracking the S&P 500 Index).

As of March 31, 2005, Smith Breeden advised, or managed on a discretionary basis, assets totaling over $ 22.9 billion. Smith Breeden has managed the assets in the Funds since their inception in 1992 as either investment manager or subadvisor.

Smith Breeden has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies and restrictions. Generally, the services which a Subadvisor provides to a Fund are limited to asset management and related recordkeeping services.

Management and Subadvisory Agreements

The Management Agreement provides that, subject to the general supervision of the Trustees, the Investment Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. During the term of the Management Agreement, the Investment Manager will pay all expenses incurred by it in connection with its activities under the Management Agreement, including fees payable to the Subadvisor, salaries and expenses of the Trustees and Officers of the Funds who are employees of the Investment Manager or its affiliates, and office rent of the Funds; but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents. The Investment Manager will provide such services in accordance with the Funds’ investment objectives, investment policies, and investment restrictions. The provision of investment advisory services by the Investment Manager to the Funds will not be exclusive under the terms of the Management Agreement, and the Investment Manager will be free to, and will, render investment advisory services to others.

The Management Agreement provides that it will, unless sooner terminated as described below, continue in effect for a period of two years from its effective date and will continue from year to year thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act), and provided that in either event they are also approved by the vote of a majority of the Independent Trustees of the Trust. The Management Agreement provides that it may be amended only in accordance with the 1940 Act and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Management Agreement may be terminated at any time, without the payment of any penalty, (i) by the relevant Trust by vote of a majority of its Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the relevant Trust, or (iii) with respect to any Fund, by vote of a majority of the outstanding securities of such Fund, upon 60 days’ written notice to the Investment Manager. The Management Agreements may be terminated by the Investment Manager upon 60 days’ written notice to the Trust.

The Management Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder, the Investment Manager shall not be subject to any liability for any act or omission connected with services rendered under the Management Agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, except by reason of the Investment Manager’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Investment Manager’s reckless disregard of its obligations and duties under the Management Agreement.

The Subadvisory Agreement provides that, subject to the general supervision of the Board of the Trust and the Investment Manager, the Subadvisor shall manage the composition of its respective Fund, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. Under the Subadvisory Agreements, Smith Breeden is required to provide such services in accordance with each Fund’s investment objectives, investment policies, and investment restrictions as stated in the relevant registration statement filed with the SEC, as supplemented and amended from time to time. The provision of investment advisory services by the Subadvisor to each Fund will not be exclusive under the terms of Subadvisory Agreement, and Smith Breeden will be free to, and will expect to, render investment advisory services to others.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the Funds in the selection of portfolio investments and the allocation of investment opportunities. However, the Subadvisory Agreement does not obligate the Subadvisor to acquire for either Fund a position in any investment which any of the Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisor makes investment decisions for the Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of the Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a methodology considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

The Subadvisory Agreement provides that it will, unless sooner terminated as described below, continue in effect for a period of two years from its effective date and will continue thereafter with respect to the respective Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Subadvisory Agreement provides that it may be amended only in accordance with the 1940 Act and that it terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Subadvisory Agreement may be terminated: (i) by the Investment Manager at any time, without payment of a penalty, upon notice to the Subadvisor and the Trust, (ii) at any time, without payment of a penalty, by the Trust or a majority of the outstanding voting securities of the Fund, or (iii) by the Subadvisor at any time, without payment of a penalty, upon 30 days’ notice to the Investment Manager and the Trust.

The Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Funds in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

Compensation of the Investment Manager and Subadvisor by the Funds

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay the Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing each portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund’s expenses.

The fee rate may change if assets of either Fund fall below certain levels. In addition, Smith Breeden agrees that if the Investment Manager has waived all or a portion of a Fund’s advisory fee, or if the Investment Manager has agreed to pay or reimburse the expenses of a Fund above a certain level, Smith Breeden will, upon request by the Investment Manager, waive a pro rata share of the subadvisory fee payable to Smith Breeden or reimburse the Fund for a pro rata share of such expenses, so that the amount of expenses waived or borne by Smith Breeden will bear the same ratio to the total amount of the subadvisory fees with respect to such Fund as the amount waived or borne by the Investment Manager.

The following table illustrates the annual management fee rates currently paid by each Fund to the Investment Manager, together with the portion of the management fee that is retained by the Investment Manager as compensation for its services, each expressed as a percentage of the Fund’s average net assets. The remainder of the management fee is paid to the Subadvisor.

NAME OF FUND	TOTAL MANAGEMENT FEE	MANAGER’S PORTION OF THE TOTAL MANAGEMENT FEE
Short Fund	0.70%	0.60%
Intermediate Fund	0.70%	0.60%

Fee Waivers and Expense Limitations. From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse Fund expenses for a number of reasons, such as passing on to a Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund and/or reimburse Fund expenses for other reasons, such as attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this Statement of Additional Information on Fund expenses is reflected under the heading “Fees and Expenses” located in the front of the Funds’ Prospectus. Voluntary fee waivers/expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. Contractual fee waivers/expense limitations can only be terminated at the end of a term.

Advisory Fees Paid by the Funds. Fees paid by the Funds for advisory services for the past three fiscal years are as follows:

Fiscal Year Ended	Advisory Fee Paid by the Short Fund	Advisory Fee Paid by the Intermediate Fund
March 31, 2005	$1,551,889	$1,044,133
March 31, 2004	$1,203,940	$610,187
March 31, 2003	$660,621	$419,008

The following chart details the reimbursements to the Funds for each of the last three fiscal years, under voluntary expense limitation provisions.

Fiscal Year Ended	Short Fund	Intermediate Fund
March 31, 2005	$139,895	$(32,304)
March 31, 2004	$235,154	$39,473
March 31, 2003	$132,379	$69,306

Approval of Investment Management and Subadvisory Agreements

In June 2005, the Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Funds and the Subadvisory Agreement with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the benchmark index for each Fund (each, a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. The Trustees also took into account performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees (a) reviewed the foregoing information with their independent legal counsel and with management, (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (b) the Investment Manager’s ability to supervise the Funds’ other service providers and (c) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement.

For each Fund, the Trustees also reviewed information relating to the Subadvisor’s operations, personnel, and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in the Funds’ prospectus. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Subadvisor and, therefore, that the fees paid to the Investment Manager cover the reasonable cost of providing portfolio management services as well as the reasonable cost of providing search, selection and monitoring services in serving as a “manager-of-managers.” The Trustees concluded that, in light of the high quality, value-added supervisory services provided by the Investment Manager, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Fund’s Peer Group, which consists mostly of funds that do not operate using a manager-of-managers structure.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds (the “Fund Family”) as a group, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates of these relationships. The Trustees noted the current and anticipated asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Funds and other funds in the Fund Family from time to time as a means of limiting their total expenses. On this basis, the Trustees concluded that the profitability to the Investment Manager and its affiliates of their relationships with the Funds is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the fees for either Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund and the Subadvisor.

Managers Short Duration Government Fund (The Managers Funds)

Fund and Subadvisor Performance. The Trustees noted that the Fund’s performance and the performance of Smith Breeden Associates, Inc. (“Smith Breeden”), the Subadvisor since inception of the Fund, for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2005 was above, above, above and below, respectively, the median performance of the Peer Group and was above the performance of the Fund Benchmark, which is the Merrill Lynch 6-Month T-Bill Index, for all periods. The Trustees concluded that the performance of the Fund and Smith Breeden has been satisfactory.

Subadvisor Profitability and Economies of Scale. In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with the Subadvisor. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current and anticipated size of the Fund, the Trustees concluded that the effect of any economies of scale being realized by the Subadvisor in managing the Fund was not a material factor at this time.

Advisory Fees. The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2005 were both higher than the average for the Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance and the other considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

Managers Intermediate Duration Government Fund (The Managers Funds)

Fund and Subadvisor Performance. The Trustees noted that the Fund’s performance and the performance of Smith Breeden Associates, Inc. (“Smith Breeden”), the Subadvisor since inception, for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2005 and for the period beginning with the Fund’s inception in March 1992 through March 31, 2005 was above the median performance of the Peer Group for all periods and was below the performance of the Fund Benchmark, which is the Citigroup Mortgage Index, for all periods. The Trustees noted that the Fund Benchmark had enjoyed a performance advantage in recent periods over the Fund, as well as most other funds in the Peer Group, because of the relative scarcity in the market of certain of the Fund Benchmark’s higher yielding constituent securities. The Trustees concluded that the performance of the Fund and Smith Breeden overall has been satisfactory.

Subadvisor Profitability and Economies of Scale. In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with the Subadvisor. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current and anticipated size of the Fund, the Trustees concluded that the effect of any economies of scale being realized by the Subadvisor in managing the Fund was not a material factor at this time.

Advisory Fees. The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2005 were higher than the average and lower than the average, respectively, for the Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance and the other considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

* * * * *

After consideration of the foregoing, the Trustees reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement: (a) the Investment Manager and the Subadvisor each have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreements; (b) the Investment Strategies employed by the Subadvisor with respect to the Funds are in each case appropriate for pursuing the Funds’ investment objectives; (c) the Subadvisor is reasonably likely to execute the Investment Strategies it employs for the Funds consistently over time; and (d) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the interests of each Fund and its shareholders. Accordingly, on June 3, 2005 the Trustees unanimously voted to approve of the Investment Management Agreement and each Subadvisory Agreement with respect to the Funds.

Subsequent Approval of New Subadvisory Agreement for each Fund upon Change of Control. At meetings of the Board held in May and June 2005, the Trustees were informed about an internal restructuring at Smith Breeden that would result in a change in control of the Subadvisor effective June 30, 2005. It was noted that the change in control would cause the then current Subadvisory Agreement for each Fund (each an “Old Subadvisory Agreement”) to terminate automatically and that it would be necessary for the Trustees, including a majority of the Independent Trustees, to approve a new Subadvisory Agreement for the Fund with Smith Breeden (each a “New Subadvisory Agreement”) to permit Smith Breeden to continue serving as each Fund’s Subadvisor after the restructuring. It was further noted that the terms of the New Subadvisory Agreements would be identical to the terms of their corresponding Old Subadvisory Agreements, except with respect to the date of execution and the termination thereof.

The Trustees were informed that, although the restructuring transaction would result in a change in the relative percentage of equity ownership of existing equity owners of Smith Breeden, such changes would not materially affect the management, operations or personnel of the Subadvisor and, furthermore, that such changes would not materially affect the Investment Strategies used by Smith Breeden in managing each Fund or the individuals at Smith Breeden primarily responsible for managing the Funds. Based on this information, and for the same reasons set forth above with respect to each Old Subadvisory Agreement, on June 3, 2005 the Trustees unanimously voted to approve each Fund’s New Subadvisory Agreement, with each agreement to become effective upon the change in control of the Subadvisor, which occurred on June 30, 2005.

Portfolio Managers of the Funds

Smith Breeden & Associates, Inc. (“Smith Breeden”)

Other Accounts Managed by the Portfolio Managers

Daniel C. Dektar is a Senior Vice President and Director of, and a portfolio manager for, Smith Breeden, and has acted in those capacities since 1986. Mr. Dektar serves as the portfolio manager responsible for the day-to-day operations of the Short Fund.

Daniel R. Adler and Daniel C. Dektar jointly serve as the portfolio managers responsible for the day-today operations of the Intermediate Fund. Mr. Adler is a Vice President of, and a senior portfolio manager for, Smith Breeden and has acted in those capacities since 1993.

Mr. Dektar and Mr. Adler jointly manage two (2) other registered investment accounts having assets in the aggregate of approximately $423 million. Mr. Dektar and Mr. Adler jointly manage five (5) other pooled investment vehicles having assets in the aggregate of approximately $3.9 billion. Mr. Dektar and Mr. Adler jointly manage seven (7) other accounts having assets in the aggregate of approximately $1.6 billion. Mr. Dektar and Mr. Adler jointly manage six (6) accounts having a performance based investment management fee having assets in the aggregate of approximately $1.3 billion.

Officer, directors and shareholders of Smith Breeden own colectively more than 70% of the common stock of Community First Financial Group, which has a majority ownership in financial institutions to which Smith Breeden provides services. Smith Breeden is also the sponsor or general partner of certain pooled investment vehicles which are recommended to investors for purchase and for which Smith Breeden serves as investment adviser. With respect to certain of these pooled investment vehicles, a portion of the fees received by Smith Breeden are based on the performance of the funds. Investment opportunities are allocated to these institutions on the same basis as they are allocated to all other clients in accordance with Smith Breeden’s trade allocation policy.

On occasion, Smith Breeden, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Smith Breeden maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Smith Breeden has adopted a Compliance Manual that includes a set of policies and procedures that are designed to assure that Smith Breeden complies with the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and generally require both Smith Breeden and its employees to deal with all clients in a fair and equitable manner.

Portfolio Manager Compensation

Smith Breeden’s compensation for investment professionals is determined by the Compensation Committee of the Smith Breeden Board of Directors, taking into consideration the following factors for Portfolio Managers: account performance over all accounts managed by the portfolio manager, account strategy, innovative and profitable transaction ideas, client service and operational efficiency. Portfolio Manager perfomance is not compared with specific benchmarks and is measured without regard to tax consequences.

Annual compensation packages are a combination of a fixed base salary, cash bonuses and restricted equity grants. The compensation review process is discretionary and varies by individual. For example, senior investment professional evaluations emphasize risk-adjusted performance of client accounts over one, three and five year periods. However, there is no formula-based compensation for senior investment professionals.

Smith Breeden also operates a company-funded 401(k) and profit sharing plan for all employees.

No component of Smith Breeden’s compensation scheme for any person is fixed; e.g., there is no compensation formula based on the Funds’ pre- or after-tax performance or based on the Funds’ assets. In addition, there are no differences between the method of determining the compensation with respect to the Funds and any other accounts.

Portfolio Manager Ownership of the Funds

Neither Mr. Dektar nor Mr. Adler beneficially owns shares of either Fund.

Proxy Voting Policies and Procedures

Proxies for the Fund’s portfolio securities are voted in accordance with Smith Breeden’s proxy voting policies and procedures, which are set forth in Appendix A to this Statement of Additional Information, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors.

Information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available: (i) without charge, by calling (800) 835-3879; and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and the Subadvisor, which codes are applicable to “access persons” of the Trust that are also employees of the Investment Manager, the Distributor and the Subadvisor, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor and the Subadvisor may invest in securities, including securities that may be purchased or held by the Fund.

Administrative Services and Distribution Agreements

Under an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager, the Investment Manager also serves as administrator (the “Administrator”) of the Trust. Under the terms of this agreement, the Administrator will provide various administrative services to the Trust, including shareholder servicing and other Fund support. This agreement was effective as of August 1, 2000. Prior to that time, the Trust did not have a comparable agreement in place.

Under a Distribution Agreement between the Trust and Managers Distributors, Inc. (the “Distributor”), the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of a Fund’s shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

Custodian

The Bank of New York (the “Custodian”), 2 Hanson Place, Brooklyn, New York 11217, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

Transfer Agent

PFPC, Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769, is the transfer agent (the “Transfer Agent”) for each Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for each Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Subadvisory Agreement provides that the Subadvisor place all orders for the purchase and sale of securities which are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisor.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of its receipt, if any, of such brokerage and research services. Generally, the Subadvisor does not provide any services to the Fund except portfolio investment management and related record-keeping services. The Investment Manager may direct the Subadvisor to employ certain specific brokers who have agreed to pay certain expenses of either of or both of the Funds. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

The following table details the approximate brokerage commissions paid by each Fund for the last three fiscal years:

Fiscal Year Ended	Short Fund	Intermediate Fund
March 31, 2005	$22,725	$3,053
March 31, 2004	$38,538	$5,769
March 31, 2003	$13,730	$6,535

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the Funds through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Trust’s Investment Manager out of its legitimate profits in exchange for selling shares or for record-keeping or other shareholder related services.

Purchase orders received by the Fund by 4:00 p.m. New York Time, c/o PFPC, Inc. at the address listed in the Prospectus, on any Business Day will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the orders the processing organization transmits to the Funds were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. Dollars and received in advance, except for certain processing organizations that have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. “Starter” checks are not accepted for the initial investment in the Funds or for any additional investments.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange (the “NYSE”) on that day. Orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Funds were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after 60 days’ notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

An investor may exchange shares from the Funds into shares of other funds in our fund families (for a current list of these funds, call 800-835-3879). Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary such as a broker, may affect your ability to use the exchange privilege or other investor services.

Net Asset Value

Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. Trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of a Fund is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of the Funds’ shares, and no compensation or other consideration is received by the Funds, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the current Prospectus. If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Capital Structure

Managers Trust II is a Massachusetts business trust. Managers Trust II was organized under an Agreement and Declaration of Trust dated October 3, 1991 (under the name Smith Breeden Series Fund). A copy of the Agreement, which is governed by Massachusetts law, is on file with the Secretary of the Commonwealth of Massachusetts.

The Trustees have the authority to issue shares in an unlimited number of series of the Trust. Each Fund’s shares may be further divided into classes. The assets and liabilities of each Fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

Shareholders of the Funds of the Trust will vote together in electing the Trust’s Trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the Trustees if they choose to do so.

The Trust is not required to hold annual meetings of its shareholders. However, shareholders of the Trust have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the

Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. This is not the case for a Massachusetts business corporation. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than each Fund’s insurance coverage and (ii) each Fund itself was unable to meet its obligations.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund has elected to be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or certain publicly traded partnerships (the “90% test”); and (b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or in the securities of two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in securities of certain publicly traded partnerships.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder’s basis in the shareholder’s shares would be taxable as gain realized from the sale of such shares.

If each Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds’ Investments

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Because each Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently.

Options and Futures Transactions. Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Hedging Transactions. Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for “mixed straddles” (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund’s risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a “mixed straddle” that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund’s securities and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for its “mixed straddles” that could alter certain effects of section 1256 or section 1092.

Tax Implications of Certain Investments. Certain of a Fund’s investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The character of a Fund’s taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund.

Federal Income Taxation of Shareholders

Distributions of net realized short-term capital gains by a Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. However, ordinary income distributions relating to dividend income received by a Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Effective for tax years through 2008, if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates, only if and to the extent designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In general, dividends paid by each Fund will not qualify for the dividends-received deduction. In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund’s dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund’s gross income may be from certain dividends of domestic corporations.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by the Fund can result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income, qualified dividend income, or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders

Dividends of net investment income (other than certain interest and capital gains) to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will be subject to U.S. withholding tax at the rate of 30% (or lower rate under an applicable tax treaty) and distributions to a foreign shareholder of certain interest and short- and long-term capital gains designated by the

Fund will be exempt from U.S. federal income tax, in both cases unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for 183 or more days during the taxable year and certain other conditions are met.

Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax as “backup withholding” at the rate of 28% (for the calendar year 2005) from distributions and from the proceeds of redemptions, exchanges or other dispositions of the Fund’s shares unless an appropriate IRS Form W-8 or W-9 is provided.

Tax-Exempt Investors

If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a “Tax-Exempt Investor”) incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income (“UBTI”). A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 deduction.

State and Local Taxes

Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Funds.

Other Taxation

Each Fund is a series of a Massachusetts business trust (the “Trust”) that has transferable shares. Under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in the Fund’s current Prospectus.

Yield

The Funds may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

Yield = 2[((a-b)/(cd) + 1)6 – 1]

In the above formula

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = average daily number of shares outstanding during the period that were entitled to receive dividends

d = maximum offering price per share on the last day of the period

The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund’s yield figures are based on historical earnings and are not intended to indicate future performance.

Average Annual Total Return

The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

After Tax and Cumulative Returns

Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions)
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions and redemption)
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, long-term capital gain rate for qualified dividend income, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Cumulative Total Return. Each Fund may also advertise cumulative total return (the actual change in value of an investment in a Fund assuming reinvestment of dividends and capital gains).

Performance Comparisons

Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”) and IBC Money Fund Report (“IBC”). Lipper prepares the “Lipper Composite Index,” a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. Each Fund’s performance may also be compared to the performance of various unmanaged indices such as the Standard & Poor’s 500 Composite Stock Price Index, the Merrill Lynch 6-Month Treasury Bill Index and the Citigroup Mortgage Index.

Volatility

Occasionally statistics may be used to specify a Fund’s volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on a fund to the expected excess return on the market index is called beta. Equity funds commonly use the S&P 500 as their market index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

A statistic often used by sophisticated institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is a Fund’s excess return (relative to T-Bills) divided by the standard deviation of its returns.

Comparisons and Advertisements

To help investors better evaluate how an investment in a Fund might satisfy their objective, advertisements regarding either of the Funds may discuss various measures of a Fund’s performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

a)	Lipper-Mutual Fund Performance Analysis, Lipper-Fixed Income Analysis, and Lipper-Mutual Fund Indices - measures total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

b)	CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

c)	Mutual Fund Source book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity and fixed income funds.

d)	Financial publications: Barron’s, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

e)	Consumer Price Index (or Cost Of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

f)	Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - a historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

g)	Saving’s and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

h)	Salomon Brothers Broad Bond Index - measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds. All issues mature in one year or more and have at least $50 million outstanding, with the exception of mortgages. The entry criteria for mortgage issues is $200 million for each coupon.

i)	Salomon Brothers Mortgage Index - measures only the mortgage component of the Salomon Brothers Broad Bond Index.

j)	Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for Long-Term High Yield Index, Intermediate Term High Yield Index, and Long-Term Utility High Yield Index.

k)	Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

l)	Lehman Brothers Government/Corporate Bond Index.

m)	Standard & Poor’s Bond Indices - measure yield and price of Corporate, Municipal, and Government bonds.

n)	Other taxable investments including certificates of deposit (CD’s), money market deposit accounts (MMDA’s), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

o)	Historical data supplied by the research departments of Lehman Brothers, First Boston Corporation, Morgan Stanley, Salomon Brothers, Merrill Lynch, Goldman Sachs, Prudential Securities and Donaldson Lufkin and Jenrette.

p)	IBC’s Money Fund Report - industry averages for 7-day annualized and compounded yields of taxable, tax-free and government money funds.

q)	Total returns and yields for Treasury Securities and fixed income indices as published by Ryan Laboratories or other suppliers.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical, and in some cases is very different, to a Fund’s portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other averages.

Shareholders should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund’s current yield or total return for any period should not be considered as a representation of what an investment may earn or what a shareholder’s yield or total return may be in any future period.

Shareholders should also note that although the Funds believe that there are substantial benefits to be realized by investing in its shares, such investments also involve certain risks.

Additional Information

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

Additional Information for Institutional Investors

As the investments permitted to the Funds include mortgage securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, the shares of either the Short Fund or the Intermediate Fund may be eligible for investment by federally chartered credit unions, federally chartered thrifts, and national banks. Either of the Funds may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution or agency considering an investment in either of the Funds should refer to the applicable laws and regulations governing its operations in order to determine if the Fund is a permissible investment.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended March 31, 2005 and the related Notes to Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report for the fiscal year ended March 31, 2005 filed with the Securities and Exchange Commission. The Funds’ 2004 Annual Report is available without charge by calling Managers at (800) 835-3879 or by visiting our website at www.managersinvest.com or on the SEC’s website at www.sec.gov.

Fund	Date of Annual Report; Date of Filing of Annual Report; Accession Number
Managers Short Duration Government Fund	03/31/05; 06/09/05; 0001193125-05-122757
Managers Intermediate Duration Government Fund	03/31/05; 06/09/05; 0001193125-05-122757

DESCRIPTION OF BOND RATINGS

ASSIGNED BY

STANDARD & POOR’S AND

MOODY’S INVESTORS SERVICE, INC.

STANDARD & POOR’S

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘BB’ is more vulnerable to nonpayment than obligations rated ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY’S INVESTORS SERVICE, INC.

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SMITH BREEDEN ASSOCIATES, INC.

PROXY VOTING POLICY & PROCEDURES

ADOPTED AS OF AUGUST 6, 2003

AMENDED AS OF OCTOBER 4, 2004

AMENDED AS OF JANUARY 27, 2005

I. Introduction

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser that exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The policies and procedures must address how the adviser will resolve conflicts of interest with its clients in voting proxies on their behalf. The Rule further requires the adviser to provide to clients a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.1 Lastly, the Rule requires that the adviser disclose to clients how to obtain information on how client proxies were voted.

II. Regulatory Background

A. The Need to Implement a Proxy Voting Policy and Procedures

The SEC has determined that the Rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the Rule. In particular, the Rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.2

Smith Breeden Associates, Inc. (“Smith Breeden”) currently generally trades only in fixed income securities rather than equities. However, since Smith Breeden has discretionary authority with respect to its discretionary accounts, Smith Breeden has an implied authority to vote proxies should they be received. Thus, a proxy policy is necessitated.

B. Voting Client Proxies

The SEC has interpreted an adviser’s duty of care to require an adviser with voting authority to monitor corporate actions and to vote client proxies. However, the scope of an adviser’s

1	Smith Breeden Associates, Inc. provided a concise summary of its proxy voting process and offered to provide a copy of the complete policy and procedures to clients upon request in a letter to all discretionary clients dated August 6, 2003. Subsequent to August 6, 2003, Smith Breeden Associates, Inc. provides a concise summary of its proxy voting process and offers to provide a copy of the complete policy and procedures to clients upon request as part of its disclosures in Form ADV Part II.

2	If Smith Breeden only has non-discretionary authority and no specific requirements are stipulated in a written agreement with the non-discretionary client, Smith Breeden is deemed to not have proxy voting authority.

PROXY VOTING POLICY & PROCEDURES

responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The Rule does not necessitate an adviser to become a “shareholder activist,” but, more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above indicates the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

C. Implementing Policies and Procedures to Resolve Conflicts of Interest

The Rule requires advisers to have procedures for addressing material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest.

D. Disclosure Requirements

•	An investment adviser must disclose to clients a concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policies and procedures;

•	An investment adviser must disclose to clients how they can obtain information on how client proxies were voted; and

•	Upon client request, an investment adviser must provide a copy of the proxy voting policies and procedures.

E. Recordkeeping Requirements

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

•	Proxy voting policies and procedures;

•	Proxy statements received regarding client securities;

•	Records of votes cast on behalf of clients;

•	Records of client requests for proxy voting information;

•	Any documents prepared by the adviser that were material to making a decision on how to vote, or that memorialized the basis for the decision; and

•	A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

PROXY VOTING POLICY & PROCEDURES

III. Policy

If Smith Breeden receives any equity proxies on behalf of its clients, it will vote the proxies consistent with the recommendations of Glass, Lewis & Co. (“Glass Lewis”). By voting proxies consistent with the recommendations of Glass Lewis, Smith Breeden will remove the potential for conflicts of interest in its proxy voting.

Any general or specific proxy voting guidelines provided by a client or its designated agent in writing will supercede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

IV. Procedures for Identification and Voting of Proxies

A.	Smith Breeden shall maintain a database of all clients for which it does and does not vote proxies.3 The database will be maintained electronically and updated by the firm’s Compliance Department which will review each client agreement at the time of retention as well as any updates as received to ascertain whether another party, besides Smith Breeden, has been given the power to respond to proxies or if the client has designated that proxies always be dealt with in a certain manner. If the client has delegated a discretionary responsibility to Smith Breeden, and no one else has specifically been given the responsibility to respond to proxies, and the client has not specifically retained voting power, Smith Breeden shall be the responsible voting party.

B.	For each client for whom Smith Breeden is determined to be the responsible party in above, Smith Breeden shall work with the client and its agents to ensure that Smith Breeden’s Operations Department is the party designated to receive proxy voting materials from issuers or intermediaries.

C.	Smith Breeden has appointed a Proxy Administrator who is a member of the Operations Department.4 For any proxy received for one client, the Proxy Administrator will run a report to see if any other clients own that issue and contact that account’s custodian to ensure proper receipt of the proxy for such other client(s). Once received, the Proxy Administrator will log the proxy into a database (the “Proxy Database”). The Proxy Administrator will forward the proxy to the Compliance Department. The Compliance Department will determine (using information from the database described in A. above) whether the client has provided specific voting instructions, and if so, the Compliance Department shall vote that

3	If Smith Breeden only has non-discretionary authority and no specific requirements are stipulated in a written agreement with the non-discretionary client, Smith Breeden is deemed to not have proxy voting authority.

4	As part of the custodial account documentation, the Proxy Administrator is designated as the contact person for information regarding proxies. Because it is most likely that any proxies received by Smith Breeden on behalf of its clients will be communicated initially to the Operations Department, the Proxy Administrator is a member of the Operations Department.

PROXY VOTING POLICY & PROCEDURES

client’s proxy in accordance with the client’s written instructions. For Clients who have selected a third party to vote proxies, the proxies shall be forwarded to the third party for voting and submission. For any other proxy, the Compliance Department will vote in accordance with the proxy voting recommendations of Glass Lewis and will direct Operations to record the following information in the Proxy Database:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date or action date;

•	The number of shares Smith Breeden is voting for the client;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not and how Smith Breeden cast its vote on the matter;

•	Whether Smith Breeden cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

Proxies received after the termination date of a client relationship will not be voted by Smith Breeden. Such proxies should be promptly delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to Smith Breeden.

V. Conflicts of Interest on Voting Proxies

By voting proxies consistent with the recommendations of Glass Lewis, Smith Breeden will remove the potential for conflicts of interest in its proxy voting.

VI. Responding to Client Requests to Review Proxy Votes

A.	Any request, whether written (including e-mail) or oral, received by any employee, must be promptly reported to the Compliance Department. All written requests will be retained in the client’s correspondence file.

B.	The Compliance Department will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to the client’s request, referred to third party, not a proxy voting client, other dispositions) in the database or other document created to track these requests.

C.	Free of charge, and within a reasonable time frame, the Compliance Department will distribute to any client requesting proxy voting information the complete proxy voting record for the period requested pertaining to whether and how Smith Breeden voted with respect to the client’s securities.

PROXY VOTING POLICY & PROCEDURES

D.	Since the Rule requires that such records only be retained for a period of five years, clients are permitted to request the proxy voting record for the five year period prior to their request.

VII. Recordkeeping

Smith Breeden must maintain the documentation described below in the following section for a period of not less than five (5) years, the first two (2) years at an appropriate office of Smith Breeden.

A.	Client requests to review proxy votes and all materials related to Smith Breeden’s response.

B.	Proxy voting policy and procedures and concise policy sent to clients.

C.	Proxy statements received regarding client securities, including:

•	A copy or a printed sample of the proxy statement or card, along with a sample of the proxy solicitation instructions.

Note: Smith Breeden is permitted to rely on proxy statements filed in the SEC’s EDGAR system instead of keeping its own copies.

•	If a third party votes on certain issues on behalf of Smith Breeden, Smith Breeden may rely on proxy statements and records of proxy votes cast that are maintained with a third party (e.g., a proxy voting service).

Note: Smith Breeden must obtain an undertaking from the third party to provide a copy of the documents promptly upon request. Agreements are maintained by, and such requests are made through, the Compliance Department.

D.	Proxy voting records, including:

•	The Proxy Database

•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for a decision to vote a proxy.

VIII. Regulatory Disclosure

A.	Smith Breeden provided all discretionary clients5 with its summary proxy policy and an appropriate cover letter on August 6, 2003. This summary was added to Item 1D of Smith Breeden’s Form ADV Part II.

5	If Smith Breeden only has non-discretionary authority and no specific requirements are stipulated in a written agreement with the non-discretionary client, Smith Breeden is deemed to not have proxy voting authority.

PROXY VOTING POLICY & PROCEDURES

B.	The Compliance Department will ensure that Item 1D of Form ADV Part II is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures and (ii) regulatory requirements.

IX. Proxy Solicitation

As a matter of practice and subject to applicable law, it is Smith Breeden’s policy to not reveal or disclose to any client how Smith Breeden may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting or otherwise disposed of by the issuer. Subject to applicable law, Smith Breeden will never disclose such information to unrelated third parties. The Compliance Department is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Compliance Department shall handle all responses to such solicitations.